Exhibit 99.1
Crescent Energy Announces Offering of $[400] Million Private Placement of Convertible Senior Notes Due 2031
March 2, 2026
HOUSTON—(BUSINESS WIRE)—Crescent Energy Company (NYSE: CRGY) (“Crescent” or the “Company”) announced today that, subject to market and other conditions, it intends to offer for sale in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) $[400] million aggregate principal amount of Convertible Senior Notes due 2031 (the “notes”). Crescent also expects to grant the initial purchasers of the notes an option to purchase, for settlement within a period of 13 calendar days from, and including, the date the notes are first issued, up to an additional $[60] million aggregate principal amount of notes.
The Company intends to use a portion of the net proceeds from the offering to fund the cost of entering into the capped call transactions described below. The Company expects to use the remainder of the net proceeds, together with borrowings under the Crescent Energy Finance LLC’s (“Crescent Finance”) revolving credit facility, to redeem all of the outstanding 9.250% Senior Notes due 2028 issued by Crescent Finance (the “2028 Notes”).
The notes will be senior, unsecured obligations of the Company and will accrue interest payable semi-annually in arrears and will mature on March 15, 2031, unless earlier repurchased, redeemed or converted. The notes will not be guaranteed by any subsidiary of the Company, and the Company's subsidiaries will have no obligations under the notes. Noteholders will have the right to convert their notes in certain circumstances and during specified periods. The Company will settle conversions of notes by paying or delivering, as the case may be, cash, shares of the Company’s Class A Common Stock, par value $0.0001 per share (“Common Stock”) or a combination of cash and the Company’s Common Stock, at its election.
The notes will be redeemable, in whole or in part (subject to certain limitations), for cash at the Company’s option at any time, and from time to time, on or after March 22, 2029 and on or before the 30th scheduled trading day immediately before the maturity date, but only if the last reported sale price per share of the Company’s Common Stock exceeds 130% of the conversion price then in effect for a specified period of time and certain other conditions are satisfied. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.
If certain corporate events that constitute a “fundamental change” occur, then, subject to limited exceptions, noteholders may require the Company to repurchase their notes for cash. The repurchase price will be equal to the principal amount of the notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the applicable repurchase date.
The interest rate, initial conversion rate and other terms of the notes will be determined at the pricing of the offering.
If the initial purchasers exercise their option to purchase additional notes, the Company intends to use a portion of the additional net proceeds to fund the cost of entering into additional capped call transactions as described below and to redeem the 2028 Notes, which will reduce additional borrowings under Crescent Energy's revolving credit facility.
In connection with the pricing of the notes, the Company expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers or their affiliates and/or one or more other financial institutions (the “option counterparties”). The capped call transactions are expected to cover, subject to anti-dilution adjustments substantially similar to those applicable to the notes, the number of shares of Common Stock that will initially underlie the notes.
The capped call transactions are expected generally to reduce the potential dilution to the Company’s Common Stock upon any conversion of the notes and/or offset any potential cash payments the Company is required to make in excess of the principal amount of converted notes, as the case may be, upon any conversion of the notes. If, however, the market price per share of the Company’s Common Stock, as measured under the terms of the capped call transactions, exceeds the cap price of the capped call transactions, there would nevertheless be dilution and/or there would not be an offset of such potential cash payments, in each case, to the extent that such market price exceeds the cap price of the capped call transactions. If the initial purchasers exercise their option to purchase additional notes, then the Company expects to enter into additional capped call transactions with the option counterparties.
In connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to the Company’s Common Stock and/or purchase shares of the Company’s Common Stock concurrently with, or shortly after, the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of the Company’s Common Stock or the notes at that time.
In addition, the option counterparties and/or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Company’s Common Stock and/or purchasing or selling Common Stock or other securities of the Company in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so (x) following any conversion of the notes, any repurchase of the notes by the Company on any fundamental change repurchase date or any redemption date, (y) following any other repurchase of the notes if the Company elects to unwind a corresponding portion of the capped call transactions in connection with such repurchase and (z) if the Company otherwise elects to unwind all or a portion of the capped call transactions). This activity could also cause or avoid an increase or a decrease in the market price of the Company’s Common Stock or the notes, which could affect the ability of noteholders to convert the notes and, to the extent the activity occurs following conversion or during any observation period related to a conversion of notes, it could affect the number of Common Stock, if any, and value of the consideration that noteholders will receive upon conversion of the notes.
The offer and sale of the notes and any shares of Common Stock issuable upon conversion of the notes have not been, and will not be, registered under the Securities Act or any other securities laws. As a result, the notes and any Common Stock issuable upon conversion of the notes may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Accordingly, the notes are being offered only to persons reasonably believed to be qualified institutional buyers in compliance with Rule 144A under the Securities Act.
This communication shall not constitute an offer to sell, or the solicitation of an offer to buy, the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
About Crescent Energy Company
Crescent Energy Company is a U.S. energy company with activities focused in the Eagle Ford, Permian and Uinta Basins, and minerals and royalty interests across U.S. oil and natural gas basins, with a core focus in the Eagle Ford.
Cautionary Statement Regarding Forward-Looking Information
This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations. The words and phrases “should”, “could”, “may”, “will”, “believe”, “think”, “plan”, “intend”, “expect”, “potential”, “possible”, “anticipate”, “estimate”, “forecast”, “view”, “efforts”, “target”, “goal” and similar expressions identify forward-looking statements and express our expectations about future events. This communication includes statements regarding, among other things, the anticipated terms of the notes being offered, the completion, timing and size of the proposed offering, the intended use of the proceeds and the anticipated terms of, and the effects of entering into, the capped call transactions described above that may contain forward-looking statements within the meaning of federal securities laws.  Crescent believes that its expectations are based on reasonable assumptions; however, no assurance can be given that such expectations will prove to be correct. A number of factors could cause actual results to differ materially from the expectations, anticipated results or other forward-looking information expressed in this communication, including, but are not limited to, statements regarding our ability to integrate operations or realize any anticipated operational or corporate synergies and other benefits of our acquisitions; our ability to identify and select opportunities for additional acquisitions, dispositions and other strategic transactions; federal and state regulations and laws, including the One Big Beautiful Bill Act (the “OBBBA”), the Inflation Reduction Act of 2022 and any impact thereon by the OBBBA, taxes, tariffs and international trade, safety and the protection of the environment; general economic conditions, including the impact of inflation, elevated interest rates and associated changes in monetary policy; the impact of central bank policy actions and disruptions in the banking industry and capital markets; political and economic conditions and events in the U.S. and in foreign oil, natural gas and NGL producing countries, including embargoes, political and regulatory changes implemented by the Trump Administration, continued hostilities in the Middle East, including the Israel-Hamas conflict, and conflict with Iran, and other sustained military campaigns, the armed conflict in Ukraine and associated economic sanctions on Russia, conditions in South America, including most recently in Venezuela, Central America and China and acts of terrorism or sabotage; our ability to predict and manage the effects of actions of Organization of Petroleum Exporting Countries (“OPEC”) and agreements to set and maintain production levels, including as a result of recent production cuts by OPEC, which may be exacerbated by the continued hostilities in the Middle East, including with Iran, and recent developments in Venezuela; and the severity and duration of public health crises and any resultant impact on governmental actions, commodity prices, supply and demand considerations, and storage capacity. All statements, other than statements of historical facts, included in this communication that address activities, events or developments that Crescent expects, believes or anticipates will or may occur in the future are forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Consequently, actual future results could differ materially from our expectations due to a number of factors, including, but not limited to, those items identified as such in the most recent Annual Report on Form 10-K and any subsequently filed Quarterly Reports on Form 10-Q and the risk factors described thereunder, filed by the Company with the U.S. Securities and Exchange Commission.
Many of such risks, uncertainties and assumptions are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. We do not give any assurance (1) that we will achieve our expectations or (2) concerning any result or the timing thereof.
All subsequent written and oral forward-looking statements concerning this offering, the use of proceeds therefrom, Crescent Energy Company or other matters and attributable thereto or to any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. We assume no duty to update or revise their respective forward-looking statements based on new information, future events or otherwise.
Crescent Energy Investor Relations Contacts:
IR@crescentenergyco.com
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